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                                                                  EXHIBIT 10.46

SF100000.MCC
                      AMENDED AND RESTATED LOAN AGREEMENT

                                    BETWEEN

                             STANDARD FEDERAL BANK

                                      AND

              MCCLAIN INDUSTRIES, INC., MCCLAIN OF GEORGIA, INC.,
                        SHELBY STEEL PROCESSING COMPANY,
                    MCCLAIN TUBE COMPANY D/B/A QUALITY TUBE,
                      MCCLAIN INDUSTRIES OF OHIO, INC. AND
                               MCCLAIN EPCO, INC.

     THIS AMENDED AND RESTATED LOAN AGREEMENT is made and delivered this
17th day of July, 1996, by and between McClain Industries, Inc., a Michigan corporation, McClain of Georgia, Inc., a Georgia corporation, Shelby Steel Processing Company, a Michigan corporation, McClain Tube Company d/b/a Quality Tube, a Michigan corporation, McClain Industries of Ohio, Inc., a Michigan corporation, and McClain Epco, Inc., a New York corporation (collectively, "Borrower"), whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310, and Standard Federal Bank, a federal savings bank ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

RECITALS:

     A.   On September 15, 1994, the Borrower and Standard Federal
entered into a Loan Agreement, as amended by a First Amendment to Loan Agreement, dated February 16, 1995, and a Second Amendment to Loan Agreement, dated June 22, 1995 (the "1994 Loan Agreement"), pursuant to which the Borrower opened a revolving line of credit facility with Standard Federal, Loan No. 0250006199, with a credit limit of up to $11,000,000.00 (the "Line of Credit"), as evidenced by a Second Amended and Restated Promissory Note (Line of Credit), dated June 22, 1995, in the principal amount of $11,000,000.00, and Standard Federal made to the Borrower a term loan, Loan No. 02500016768, as evidenced by a Promissory Note (Term Loan), dated September 15, 1994, in the principal amount of $3,148,575.60 ("Term Loan No. 16768"); a term loan, Loan No. 025000193855, as evidenced by a Promissory Note (Term Loan), dated July 18, 1995, in the principal amount of $240,000.00 ("Term Loan No. 193855"); a line of credit with term provisions, Loan No. 025000193863, as evidenced by a Promissory Note (Line of Credit with Term Provisions) (First Line of Credit), dated July 18, 1995, in the principal amount of $426,000.00 ("Term Loan No. 193863"), and a line of credit with term provisions, Loan No. 0250193871, as evidenced by a Promissory Note (Line of Credit with Term Provisions) (Second Line of Credit), dated July 18, 1995, in the principal amount of $426,000.00 ("Term Loan No. 193871").
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     B.   On February 6, 1994, the Borrower and Standard Federal entered into a
Loan Agreement, pursuant to which Standard Federal made to the Borrower a term loan, Loan No. 0250017724, as evidenced by a Promissory Note (Term Loan), dated February 6, 1995, in the principal amount of $2,000,000.00 ("Term Loan No. 17724"); a line of credit with term provisions, Loan No. 02500017740, as evidenced by a Promissory Note (Line of Credit with Term Provisions) (First
Line of Credit), dated February 6, 1995, in the principal amount of $950,000.00 ("Term Loan No. 17740"); and a line of credit with term provisions, Loan No. 0250017675, as evidenced by a Promissory Note (Line of Credit with Term Provisions) (Second Line of Credit), dated February 6, in the principal amount of $950,000.00 ("Term Loan No. 17675").

     C. The loans described in paragraphs A and B above are secured by a Security Agreement dated September 15, 1994 (the "Security Agreement").

     D. The Borrower has requested a renewal of the Line of Credit, a new term loan in the principal amount of $3,465,888.23, the proceeds of which will be used to refinance Term Loan No. 17740, Term Loan No. 17675, Term Loan
No. 16768, Term Loan No. 193855, Term Loan No. 193863, and Term Loan No. 193871, and a new equipment line of credit in the principal amount of $1,000,000.00, and Standard Federal is willing to supply such financing subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in reliance upon the representations herein provided and in consideration of the premises and the mutual promises herein contained, the Borrower and Standard Federal hereby agree as follows:

SECTION 1.                LINE OF CREDIT

1.1 Standard Federal hereby renews the Line of Credit to the Borrower, which shall not exceed at any one time outstanding the Credit Limit as hereafter defined. The term "Credit Limit" shall mean the lesser of: (a) Eleven Million and 00/100 Dollars ($11,000,000.00), or (b) an amount equal to the sum of: (i) an amount equal to 80% of Eligible Accounts Receivable, plus
(ii) an amount equal to the lesser of: (1) Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00), or (2) an amount equal to 50% of Qualified Inventory. As used herein, the term "Eligible Accounts Receivable" shall mean accounts receivable of the Borrower less than 90 days old, not doubtful as to collectibility or disputed as to existence or amount or subject to offset, contra-indebtedness or return and not intra-company or owing from any affiliated or related company or other entity, exclusive of any account receivable arising under a government contract, the assignment of which is subject to the Assignment of Claims Act of 1940, as amended, or any other similar federal or state statute or regulation governing the assignment of contracts with a





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governmental agency.  The term "Qualified Inventory" shall mean the inventory of Borrower in which Standard Federal holds a perfected first security interest exclusive of any returned or damaged items and work-in-process.

1.2       The Line of Credit herein extended shall be subject to the terms and conditions of a renewal Promissory Note (Line of Credit) of even date herewith and all renewals and amendments thereof (the "Line of Credit Note"). The Line of Credit shall be payable and shall bear interest as set forth in the Line of Credit Note. This Loan Agreement and the Line of Credit Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.

1.3 Standard Federal shall, from time to time during the term hereof, make advances to Borrower under the Line of Credit upon request therefor by Borrower, provided that upon giving effect to such advance no Event of Default (as defined in the Line of Credit Note or this Agreement) and no event which with notice and/or the passage of time would become an Event of Default shall exist at the time the advance is to be made; and provided further that upon giving effect to such advance and at the time the advance is to be made all of the representations and warranties of Borrower contained in this Agreement and all other documents executed in connection with the Line of Credit are true and correct in all material respects; and provided further that at the time the advance is to be made Standard Federal shall not have previously or concurrently declared all amounts owing under the Line of Credit Note to be immediately due and payable; and provided further the amount requested shall not cause the total amount outstanding under the Line of Credit to exceed the Credit Limit.

1.4 If at any time the amount outstanding under the Line of Credit shall exceed the Credit Limit, Borrower shall, on demand, forthwith pay to Standard Federal such sums as are necessary to reduce the amount outstanding to an amount not greater than the Credit Limit.

1.5 Borrower shall pay to Standard Federal, on the first day of each month, commencing on the first payment date after the date hereof, and continuing on the same day of each consecutive month thereafter until the termination of the Line of Credit and all sums owing for principal and interest with respect to the Line of Credit are paid in full, an Unused Line Fee in the amount of 0.25% per annum of the amount available for draw but not advanced from time to time on the Line of Credit ("Unused Line"). The amount of the Unused Line Fee payable on the first day of each month will be determined by multiplying the average daily balance of the Unused Line for the calendar month which ends one month prior to the due date of such Unused Line Fee by .020833%.





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1.6       In all events, unless earlier terminated, the Line of Credit shall terminate March 1, 1998. Upon termination, Borrower shall forthwith pay to Standard Federal all sums owing for principal and interest with respect to the Line of Credit.

SECTION 1A.               TERM LOAN

1A.1      Standard Federal hereby extends to the Borrower a term loan (the
"Term Loan") in the principal amount of Three Million Four Hundred Sixty Five Thousand Eight Hundred Eighty Eight and 00/100 Dollars ($3,465,888.23).

1A.2      The Term Loan herein extended shall be subject to the terms and conditions of a Promissory Note (Term Loan) of even date herewith and all renewals and amendments thereof (the "Term Note"). The Term Loan shall be payable and shall bear interest as set forth in the Term Note. This Loan Agreement and the Term Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.

SECTION 1B.               EQUIPMENT PURCHASE LINE OF CREDIT

1B.1      Standard Federal hereby extends to the Borrower a revolving line of credit (the "Equipment Line of Credit") which shall not exceed at any one time outstanding the principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Equipment Credit Limit").

1B.2      The Equipment Line of Credit herein extended shall be subject to the terms and conditions of a Promissory Note (Line of Credit with Term Provisions) (Equipment Line of Credit), in the principal amount of One Million and 00/100 Dollars ($1,000,000.00), of even date herewith and all renewals and amendments thereof (the "Equipment Line of Credit Note"). The Equipment Line of Credit shall be payable and shall bear interest as set forth in the Equipment Line of Credit Note. This Loan Agreement and the Equipment Line of Credit Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.

1B.3      If at any time the amount outstanding under the Equipment Line of
Credit shall exceed the Equipment Credit Limit, Borrower shall, on demand, forthwith pay to Standard Federal such sums as are necessary to reduce the amount outstanding to an amount not greater than the Equipment Credit Limit.

1B.4      Each advance under the Equipment Line of Credit shall be used solely for the purchase of equipment. Each advance shall be in an amount not in excess of Eighty Five percent (85.0%) of the cost to the Borrower of the equipment to be purchased with such advance. Standard Federal shall make advances under the Equipment Line of Credit only upon receipt by it in a form satisfactory to it





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of a true and authentic copy of the dealer invoice for the equipment purchased or to be purchased with the advance.

SECTION 1C.           CONDITIONS TO MAKING LOANS

1C.1      The following are conditions precedent to the obligation of
Standard to make the Line of Credit, the Term Loan and the Equipment Line of Credit and hereunder:

1C.1(a)   The Borrower shall have delivered or shall have had delivered to
Standard Federal, in form and substance satisfactory to Standard Federal and its counsel, each of the following:

     a.   A duly executed copy of this Loan Agreement;
     b. A duly executed copy of the Line of Credit Note, the Term Note, the Equipment Line of Credit Note and such other loan documents as Standard Federal shall require to evidence and document the Line of Credit, the Term Loan and the Equipment Line of Credit (the "Loan Documents");
     c. Such credit applications, financial statements, authorizations, and such information concerning the Borrower and its business, operations, and condition (financial and otherwise) as Standard Federal may reasonably request;
     d. Certified copies of resolutions of the Boards of Directors of the Borrower approving the execution and delivery of the Loan Documents required hereunder;
     e. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents required hereunder;
     f. Copies of each of the Articles of Incorporation of the Borrower, certified by the Secretary of State of Michigan as of a recent date;
     g. Copies of each of the Articles of Incorporation and Bylaws of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower as of the date of this Agreement as being accurate and complete;
     h. Certificate of good standing of the Borrower from the Secretary of State of Michigan as of a recent date;
     i. Certificates of authority and good standing of the Borrower for each state in which the Borrower is qualified to do business;
     j. A certificate of compliance of the chief financial officer or treasurer of the Borrower in form satisfactory to Standard Federal dated as of the date of this Agreement;
     k. Such certificates, binders or other evidence of all insurance required of the Borrower under this Loan Agreement as Standard Federal may reasonably require; and
     l. Acknowledgement copies of all UCC-1 financing statements filed with respect to the Collateral accompanied by a





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          search report showing such financing statements as duly filed and evidencing that the security interest of Standard Federal in the Collateral is prior to all other security interests of record.

1C.1(b)   All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings, or registrations) required to be done and performed and to have happened precedent to the execution, delivery, and performance of the Loan Documents required hereunder and to constitute the same legal, valid, and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

1C.1(c)   All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to Standard Federal and its counsel and all fees and charges, including recording and filing fees, shall have been paid as required hereunder.

1C.2      As conditions precedent to Standard Federal's obligation to make the
Term Loan and to fund any request for an advance under the Line of Credit or the Equipment Line of Credit, at and as of the date of the funding thereof;

     a. The representations and warranties of the Borrower contained in the Loan Documents shall be accurate and complete in all respects as if made on and as of such date;
     b. The Borrower shall have paid all fees and expenses, including any recording fees and charges, required hereunder;
     c. There shall not have occurred an Event of Default or any event which with the passage of time of the giving of notice or both would constitute an Event of Default; and
     d. Following the making of such loan or advance, the aggregate principal amount outstanding will not exceed the limitations described in Sections 1 and 1A.

SECTION 2.          REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to Standard Federal that as of the date of acceptance of this Agreement, as of the time any advance is to be made hereunder and, unless expressly provided otherwise herein or agreed to by a writing signed by Standard Federal, at all times any amounts are outstanding hereunder:

2.1 The Borrower and each of its subsidiaries, if any, are corporations duly organized, validly existing and in good standing under the laws of the state of their incorporation; the Borrower





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and each of its subsidiaries (if any) have the legal power and authority to own their properties and assets and to carry out their business as now being conducted and each is qualified to do business in the state of its incorporation and in every jurisdiction where the nature of its business or the property owned or operated by it makes such qualification necessary and is otherwise in compliance with all applicable laws, statutes, regulations, rules and requirements of any federal, state, judicial, regulatory or administrative body having jurisdiction of the Borrower or any of its assets; the Borrower has the legal power and authority to execute and perform this Agreement, to borrow money in accordance with its terms, to execute and deliver the Line of Credit Note, the Term Note, the Equipment Line of Credit Note and other documents contemplated hereby, to grant to Standard Federal mortgages and security interests in the Collateral, as hereby contemplated, and to do any and all other things required of it hereunder; and this Agreement, the Line of Credit Note, the Term Note, the Equipment Line of Credit Note and all other documents contemplated hereby, when executed by the Borrower's duly authorized officers will constitute its valid and binding legal obligations enforceable in accordance with their terms.

2.2 The execution, delivery and performance of this Agreement, the borrowings hereunder and the execution and delivery of the Line of Credit Note, the Term Note, the Equipment Line of Credit Note and other documents contemplated hereby (a) have been duly authorized by all requisite corporate action, (b) do not require governmental approval or the approval of any person not a party to this Agreement, (c) will not result (with or without notice and/or the passage of time) in any conflict with or breach or violation of or default under, any provision of law, the Articles of Incorporation or Bylaws of the Borrower or any indenture, agreement or other instrument to which the Borrower is a party, or by which it or any of its properties or assets are bound, and (d) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower other than in favor of Standard Federal and as contemplated hereby.

2.3 There is not pending or, to the best of the knowledge of the Borrower, threatened, any litigation, proceeding or governmental investigation which could materially and adversely affect the business of the Borrower or its subsidiaries, if any, or its ability to perform its covenants hereunder.

2.4 Borrower has good and marketable title to its properties given as security as herein described, and, except for liens in favor of Standard Federal, liens for taxes not delinquent or being contested in good faith and liens created in connection with worker's compensation, unemployment insurance and social security, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money), leases, statutory





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obligations, surety and appeal bonds, and other obligations of like nature made in the ordinary course of business, none of the Borrower's or any of its subsidiaries' (if any) assets are subject to any mortgage, pledge, lien, security interest, or other encumbrance of any kind or character except as have been disclosed to Standard Federal in writing. The Borrower owns all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from any material restrictions, that are necessary for the operation of its business as presently conducted.

2.5 All financial data which has been or shall hereafter be furnished to Standard Federal for the purposes of, or in connection with, this Agreement, including particularly, but without limitation, the audited consolidated financial statements of McClain Industries, Inc. and the Form 10-Q's filed with the Securities and Exchange Commission by McClain Industries, Inc. pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and the transactions contemplated hereby has been and/or shall be prepared in accordance with generally accepted accounting principles consistently applied, and does or will fairly present the financial condition of the Borrower as of the dates, and the results of its operations for the periods, for which the same is furnished to Standard Federal.

2.6 There has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower or its subsidiaries (if any) since the date of the latest financial statements provided to Standard Federal and there are no material debts, liabilities or obligations (absolute or contingent) of the Borrower except as reflected in such financial statements (or in the notes thereto).

2.7 The Borrower is not in default in the repayment of any indebtedness for money borrowed by it nor has there occurred any event which, with or without notice or the passage of time or both, would constitute a default by the Borrower under any agreement or instrument pertaining to any indebtedness for money borrowed by it.

2.8 Borrower has filed all reports and tax returns required by governmental authority to be filed by it prior to the date hereof and Borrower has received no notice that such reports or returns have been rejected, declared insufficient, or otherwise challenged by such governmental authority.

2.9 The principal officers of the Borrower ("Principal Officers") are as follows:





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         McClain Industries, Inc.:

                 Chairman of the Board      Kenneth D. McClain
                                            ------------------

                 Senior Vice President      Robert W. McClain
                                            ------------------

                 Secretary                  Carl L. Jaworski
                                            ------------------

         McClain of Georgia, Inc.:

                 President                  Kenneth D. McClain
                                            ------------------

                 Senior Vice President      Robert W. McClain
                                            ------------------

                 Secretary                  Carl L. Jaworski
                                            ------------------

         Shelby Steel Processing Company:

                 President                  Robert W. McClain
                                            ------------------

                 Vice President             Kenneth D. McClain
                                            ------------------

                 Secretary                  Carl L. Jaworski
                                            ------------------

         McClain Tube Company d/b/a Quality Tube:

                 President                  Kenneth D. McClain
                                            ------------------

                 Secretary                  Carl L. Jaworski
                                            ------------------

         McClain Industries of Ohio, Inc.:

                 President                  Kenneth D. McClain
                                            ------------------

                 Vice President             Robert W. McClain
                                            ------------------

                 Secretary                  Margaret Bruce
                                            ------------------

         McClain Epco, Inc.:

                 President                  Kenneth D. McClain
                                            ------------------

                 Vice President             Robert W. McClain
                                            ------------------

                 Secretary                  Margaret Bruce
                                            ------------------

2.10 McClain of Georgia, Inc., a Georgia corporation, Shelby Steel Processing Company, a Michigan corporation, McClain Tube Company d/b/a Quality Tube, a Michigan corporation, McClain Industries of Ohio, Inc., a Michigan corporation, McClain Epco, Inc., a New York corporation, and Southfield Quality Leasing Company, a Michigan corporation, are each wholly-owned subsidiaries of McClain Industries, Inc., a Michigan corporation, and have no subsidiaries. McClain Group Leasing Corporation, a Michigan corporation, and Galion Holding Company, a Michigan corporation, are also wholly-owned subsidiaries





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of McClain Industries, Inc.  McClain Industries, Inc. also holds one-third of the outstanding capital stock of M.E.G. Equipment Sales, Inc., Michigan corporation, of which M.E.G. Equipment Sales of Florida, Inc., a Florida corporation, is a wholly-owned subsidiary. McClain Industries, Inc., as of the date of this Loan Agreement, owns no other subsidiaries.

2.11 None of the proceeds of the Line of Credit, the Term Loan or the Equipment Line of Credit will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. Neither Borrower nor any person acting on behalf of Borrower has taken or will take any action which might cause the Line of Credit Note, the Term Note, the Equipment Line of Credit Note or any of the other documents executed in conjunction therewith, including this Agreement, to violate Regulations U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. Borrower and its subsidiaries, if any, own no "margin stock" except for that described in the financial statements provided to Standard Federal and, as of the date hereof, the aggregate value of all "margin stock" owned by Borrower and its subsidiaries, if any, does not exceed 25% of all of the value of all of Borrower's and its subsidiaries', if any, assets.

2.12      Except as disclosed in the environmental reports listed in attached
Schedule 2.12, copies of which the Borrower has furnished to Standard Federal, neither the Borrower nor, to the best of Borrower's knowledge after due inquiry, any other person or entity, has caused or permitted any waste, oil, pesticides, or any substance or material of any kind which is currently known or suspected to be toxic or hazardous, including but not limited to any substance defined as a "Hazardous Waste" in Title 40, Part 261 of the Code of Federal Regulations, (hereinafter referred to as "Hazardous Material") to be discharged, dispersed, released, disposed of, or allowed to escape on, under or at any property owned, occupied or operated by any Borrower in violation of any Hazardous Materials Laws (as hereinafter defined), nor has any property owned, occupied or operated by any Borrower, or any part thereof, ever been used by the Borrower or, to the best of Bor-





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rower's knowledge after due inquiry, any prior owner or any other person, as a dump, storage or disposal site for any Hazardous Material, nor has there occurred any other violation of the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material ("Hazardous Materials Laws") with respect to any property owned, occupied or operated by any Borrower. No asbestos or asbestos-containing materials have been installed, used, incorporated into, or disposed of on any property owned, occupied or operated by any Borrower. No polychlorinated biphenyls ("PCBs") are located on or in any property owned, occupied or operated by any Borrower, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form. All underground storage tanks located on any property owned, occupied or operated by any Borrower have been installed and are being operated in full compliance with all applicable Hazardous Materials Laws. The Borrower: (a) has not received any notice of any release, threatened release, escape, seepage, leakage, spillage, discharge or emission of any Hazardous Materials in, under or upon any property owned, occupied or operated by any Borrower or of any violation of any Hazardous Materials Law, and (b) does not know of any basis for any such notice or violation.

2.13 No "reportable event," as defined in the Employee Retirement Income Security Act of 1974 and any amendments thereto ("ERISA"), has occurred and is continuing with respect to any employee pension and/or profit sharing benefit plan maintained by or on behalf of the Borrower for the benefit of any of its employees. The Pension Benefit Guaranty Corporation ("PBGC") has not instituted proceedings to terminate any such employee pension and/or profit
sharing plan or to appoint a trustee to administer such plan.   The Borrower
has maintained and funded and caused each of its subsidiaries, if any, to maintain and fund all employee pension and/or profit sharing plans in accordance with their terms and with all applicable provisions of ERISA. Neither the Borrower nor any duly appointed administrator of any employee pension and/or profit sharing plan: (a) has incurred any liability to PBGC with respect to any such plan other than for premiums not yet due or payable, (b) has instituted or intends to institute proceedings to terminate any such plan under Section 4042 or 4041A of Erisa, or (c) has withdrawn from any Multi-Employer Pension Plan (as that term is defined in Section 3(37) of ERISA).

2.14 There is no material fact that the Borrower has not disclosed to Standard Federal which could have a material adverse effect on the properties, business, prospects or condition (financial or otherwise) of the Borrower or any of its subsidiaries. For purposes of this Section 2.14, a "material adverse effect" means any circumstance or event which (a) could





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have any adverse effect whatsoever upon the validity, performance or enforceability of any material provision of the Loan Documents, (b) is or might be material and adverse to the financial condition or business operations of the Borrower or any subsidiary, (c) could impair the ability of the Borrower to fulfill its obligations under the Loan Documents, or (d) causes an Event of Default or any event which, with notice or lapse of time or both, could become an Event of Default. Neither the financial statements referred to in Section
2.5 hereof, nor any certificate or statement delivered herewith or heretofore by Borrower in connection with the negotiations of this Loan Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein, under the circumstances in which they were made, from being misleading.

2.15 Each request for an advance under the Line of Credit shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Event of Default exists and that all representations and warranties contained in this Section 2 or in any mortgage, guaranty, security agreement or other document given to secure or relating to the Line of Credit Note, the Term Note, the Equipment Line of Credit Note or this Agreement are true and correct at and as of the time the advance is to be made.

SECTION 3.          AFFIRMATIVE COVENANTS OF BORROWER

3.1 Prior to Standard Federal's disbursement of any advances under the Line of Credit or the Equipment Line of Credit, or closing of the Term Loan, the Borrower shall; (a) furnish to Standard Federal, if Standard Federal so requires, certified copies of its Articles of Incorporation, Bylaws and Certificate of Good Standing, which Articles of Incorporation and Good Standing Certificate are to be certified by the appropriate official of the Borrower's state of incorporation; (b) furnish to Standard Federal if Standard Federal so requires a statement of the Borrower and the chief financial officer of Borrower certifying that they are unaware of the occurrence of an Event of Default or of any event which with notice and/or the passage of time could become an Event of Default; and (c) furnish Standard Federal such other instruments, documents, opinions or certificates as Standard Federal or its counsel shall reasonably require. All actions, proceedings, instruments and documents required or requested hereunder shall be satisfactory to and approved by Standard Federal and/or its counsel prior to the disbursement of advances under the Line of Credit or the Equipment Line of Credit or closing of the Term Loan.

3.2 From the date hereof until all amounts owing under the Line of Credit, the Term Loan and the Equipment Line of Credit are paid in full and all obligations under the Line of Credit Note, the Term Note, the Equipment Line of Credit Note, this Agreement and all other documents executed in connection with the Line of Credit, the Term Loan and the Equipment Line of Credit are fully paid, performed and satisfied and so long as Standard Federal has any commitment to make advances hereunder, the Borrower covenants and agrees it will:

3.2(a)    Furnish to Standard Federal as soon as available and, in any event, within 120 days after the close of each fiscal year of the Borrower, or, in the event the Borrower obtains an extension of the filing date from the Securities Exchange Commission, by such extended date, detailed financial statements of the Borrower as of the close of such fiscal year, containing a consolidated balance sheet of the Borrower and its subsidiaries, if any, and statements of income and cash flows of the Borrower and its subsidiaries, if any, for such fiscal year prepared in accordance with generally accepted accounting principles and in a manner consistent with prior such statements containing an analysis of sources and uses of funds and such other comments and financial details as are usually included in similar reports. Such statements shall be accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) of independent certified public accountants selected by Borrower and acceptable to Standard Federal as to the fairness of the statements included in the report and to the effect that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

3.2(b)    Furnish to Standard Federal as soon as available and, in any event, within 90 days after the close of each quarter of each fiscal year, or, in the event the Borrower obtains an extension of the filing date from the Securities Exchange Commission, by such extended date, detailed financial statements of the Borrower as of the close of such fiscal period containing a consolidated balance sheet of the Borrower and its subsidiaries, if any, and statements of income and cash flows of the Borrower and its subsidiaries, if any, for such fiscal period and for the portion of the fiscal year ending with such period in reasonable detail and form acceptable to Standard Federal and certified by the chief financial officer of the Borrower as being true and correct and as having been prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end adjustments, if any.

3.2(c)    Furnish to Standard Federal, within a reasonable time not to exceed 20 days after the end of each calendar month, a statement of accounts receivable, in a form acceptable to Standard Federal, certified as correct by Borrower or a principal officer of Borrower showing the agings thereof and the payment, write-off or other disposition of former accounts receivable the disposition of which has not previously been reported to Standard Federal, and such other information and data as Standard Federal may reasonably require. Borrower will further specifically disclose any facts known to Borrower which facts would tend to render doubtful the collectibility of any account receivable disclosed in such statements or which would indicate that the existence or amount of such account is disputed by the debtor thereon.

3.2(d)    Furnish to Standard Federal, within a reasonable time not to exceed 20 days after the end of each calendar month, a statement of accounts payable, in a form acceptable to Standard Federal, certified as correct by Borrower or a principal officer of Borrower, showing the agings thereof and such other information and data as Standard Federal may reasonably require.

3.2(e)    Furnish to Standard Federal, within a reasonable time not to exceed 20 days after the end of each calendar month, a statement of inventory of the Borrower, in a form acceptable to Standard Federal, certified as correct by Borrower or a principal officer of Borrower showing the method of reporting and all additions to and dispositions of inventory since the previous inventory report and such other information and data as Standard Federal may reasonably require.

3.2(f)    Furnish to Standard Federal, promptly after sending, filing or publishing the same, copies of all proxy statements, financial statements and reports that the Borrower sends to its public shareholders and copies of all regular, periodic and special reports and all registration statements and amendments thereto that the Borrower files with the Securities and Exchange Commission or any other governmental authority and any Exchange, and copies of all press releases issued by Borrower.

3.2(g)    Promptly inform Standard Federal of the occurrence of any Event of
Default or of any event (including without limitation any pending or threatened litigation or other proceedings before any governmental body or agency) which could have a materially adverse effect upon the Borrower's business, properties, financial condition or ability to comply with its obligations hereunder or under the Line of Credit Note, the Term Note or the Equipment Line of Credit Note.

3.2(h)    Furnish such other information as Standard Federal may reasonably request and permit Standard Federal and its agents, attorneys and employees to inspect all of the books, records and properties of the Borrower at any reasonable time.

3.2(i)    Maintain adequate insurance with responsible companies in such amounts and against such risks and hazards as are normally insured against by similar businesses, and provide Standard Federal evidence of such insurance upon request; policies of casualty insurance shall contain a customary mortgagee clause requiring payment of proceeds to Borrower and to Standard Federal as their interests may appear and all other insurance shall contain a customary loss payable clause requiring payment of proceeds to Borrower and to Standard Federal as their interests may appear and all insurance policies shall provide that no cancellation, reduction in amount, change in coverage or expiration thereof shall be effective until at least 30 days prior written notice has been given by the insurer to Standard Federal; and pay when due all taxes, assessments, fees and similar charges of every kind and nature lawfully assessed upon the Borrower and/or its property, except to the extent being contested in good faith; and in the event the Borrower fails to maintain such insurance or to pay promptly any taxes or charges when due, then and in such event Standard Federal, in its sole discretion, may, but shall not be required to, pay the same and any amounts expended by Standard Federal for such purpose shall become a part of the Line of Credit and shall bear interest at the rate applicable to the outstanding principal balance owing under the Line of Credit Note.

3.2(j)    Preserve and keep in full force and effect its own and its material, operating subsidiaries' (if any) corporate existence in good standing and maintain voting control in its present controlling shareholder(s); keep current all filings of assumed name certificates for each name under which and each county in which the Borrower does business and promptly inform Standard Federal of any assumed names under which it does business which were not used by the Borrower on the date of this Agreement; continue to conduct and operate its business substantially as presently conducted and operated in accordance with all applicable laws and regulations; maintain and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair and condition; pay its indebtedness and obligations when due under normal terms and maintain proper books of record and account, and; otherwise remain in compliance with all applicable laws, statutes, regulations, rules and requirements of any federal, state, judicial, regulatory or administrative body having jurisdiction of the Borrower or any of its assets, except to the extent noncompliance is immaterial and would not have a material adverse effect on Borrower.

3.2(k)    Maintain on a consolidated statement basis "Tangible Net Worth" of not less than the amounts specified below as of the end of each fiscal quarter during the fiscal years ending on the dates specified below:

                                                   Minimum
                                                  "Tangible
         Fiscal Year-End                          Net Worth"
         ---------------                          -----------

            09/30/96                              $21,000,000

            09/30/97                              $23,000,000

     "Tangible Net Worth" shall mean total assets less trademarks, franchises, copyrights, licenses, goodwill, similar intangible assets and all liabilities (excluding debt subordinated to Standard Federal upon terms and conditions acceptable to Standard Federal) of the Borrower.

3.2(l)    Maintain on a consolidated statement basis the ratio of "Current
Assets" to "Current Liabilities" of not less than the ratios specified below as of the end of each fiscal quarter during the fiscal years ending on the dates specified below:

         Fiscal Year-End          Minimum Current Ratio
         ---------------          ---------------------

            09/30/96                   2.35 to 1.00

            09/30/97                   2.40 to 1.00

         "Current Assets" shall include all assets considered current in accordance with generally accepted accounting principles as in effect as of the date of this Agreement, consistently applied, less all amounts due Borrower from any of its directors, officers, employees, its shareholders, or any company controlled by any of its shareholders. "Current Liabilities" shall include all liabilities considered current in accordance with generally accepted accounting principles as in effect as of the date of this Agreement, consistently applied.

3.2(m)   On a consolidated statement basis maintain the ratio of "Liabilities"
to "Tangible Net Worth" of not more than the ratios specified below as of the end of each fiscal quarter during the fiscal years ending on the dates specified below:

         Fiscal Year-End          Maximum Liabilities-to-Worth Ratio
         ---------------          ----------------------------------

            09/30/96                         2.55 to 1.00

            09/30/97                         2.45 to 1.00

         "Liabilities" shall mean all liabilities of the Borrower and its consolidated subsidiaries, if any, as defined in accordance with generally accepted accounting principles as in effect as of the date of this Agreement, consistently applied.

         "Tangible Net Worth" shall mean total assets less trademarks, franchises, copyrights, licenses, goodwill, similar intangible assets and all liabilities (excluding debt subordinated to Standard Federal upon terms and conditions acceptable to Standard Federal) of the Borrower.

3.2(n)   On a consolidated statement basis, maintain an Interest Coverage Ratio of not less than 2.00 to 1.00 as of the end of each quarter of each fiscal year. The "Interest Coverage Ratio" shall be defined as the ratio of the Borrower's net income, plus interest charges, income and other taxes and amortization and depreciation for the period of four consecutive quarters ending with the quarter at the end of which the Interest Coverage Ratio is being measured to all interest expense of the Borrower for such period, as determined in accordance with generally accepted accounting principles.

3.2(o)    On a consolidated statement basis, maintain a Fixed Charge Coverage
Ratio of not less than 1.75 to 1.00 as of the end of each quarter of each fiscal year. The "Fixed Charge Coverage Ratio" shall be defined as the ratio of the Borrower's net income, plus amortization and depreciation for the period of four consecutive quarters ending with the quarter at the end of which the Fixed Charge Coverage Ratio is being measured to current maturities of long term debt, as determined in accordance with generally accepted accounting principles.

3.2(p)    At all times meet and cause each of its subsidiaries, if any, to meet the minimum funding requirements of ERISA with respect to all employee pension and/or profit sharing plans subject to ERISA and, with respect to any such employee benefit plan, promptly notify Standard Federal in writing of any reportable event, as defined in ERISA, or any proposed termination (voluntary or otherwise) which could give rise to material termination liability within the meaning of ERISA Section 4062.

3.3 The Borrower will not make any change in its accounting policies or financial reporting practices and procedures, except changes in accounting policies which are required or permitted by generally accepted accounting principles and changes in financial reporting practices and procedures which are required or permitted by generally accepted accounting principles.

3.4 The Borrower shall use the monies loaned hereunder only for the purpose(s) set forth in the preamble hereto.

3.5 The Borrower shall allow Standard Federal's participant in the Line of Credit, the Term Loan and the Equipment Line of Credit and staff or independent accountants or auditors selected by Standard Federal's participant to conduct a full audit of the Borrower's financial statements and its books and records twice during the first year of the term of the Line of Credit, the Term Loan and the Equipment Line of Credit and once in each of the second and third years of the term of the Line of Credit, the Term Loan and the Equipment Line of Credit. Standard Federal's participant shall schedule such audits during normal business hours of the Borrower and shall provide Borrower not less than two (2) business days notice of the commencement of each audit. The Borrower shall make adequate facilities available on its premises at Borrower's expense to enable Standard Federal's participant to conduct the audits herein described and shall make available all of its books, records and other documents and information as may be reasonably requested to facilitate the audits. The Borrower agrees to pay to Standard Federal's participant an audit fee of $3,000.00 plus travel expenses for each audit so conducted by the participant.

SECTION 4.          NEGATIVE COVENANTS

4.1 From the date hereof until all amounts owing under the Line of Credit, the Term Loan and the Equipment Line of Credit are paid in full and all obligations under the Line of Credit Note, the Term Note and the Equipment Line of Credit Note, this Agreement and all other documents executed in connection with the Line of Credit, the Term Loan and the Equipment Line of Credit are fully paid, performed and satisfied and so long as Standard Federal has any commitment to make advances hereunder, the Borrower covenants and agrees that it will not do and will not permit any subsidiary, if any, to do any of the following without the prior written approval of Standard Federal:

4.1(a)    Create, incur, assume or permit to exist (a) any mortgage, pledge, security interest, lien or charge of any kind upon any of its property or assets whether now owned or hereafter acquired other than in favor of Standard Federal, except as required or permitted by Standard Federal, or (b) any indebtedness or liability for borrowed money, except indebtedness to Standard Federal or indebtedness subordinated to the prior payment in full of the Borrower's indebtedness to Standard Federal which is approved in writing by Standard Federal, except as otherwise required or permitted in writing by Standard Federal.

4.1(b)    Make loans, advances or extensions of credit to any Entity (which in this Agreement means any individual, partnership, corporation or other legal entity), other than a parent or subsidiary of the Borrower, in excess of $100,000.00 in principal amount, except for sales on open account and in ordinary course of business; or guarantee or in any way become responsible for obligations of any other Entity except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business; or subordinate any indebtedness due it from an Entity to indebtedness of any other creditor of such Entity.

4.1(c)    Sell, lease or transfer, during any fiscal year, except inventory in the ordinary course of business, any substantial portion of its assets; or consolidate with or merge into any other Entity, or permit another to merge into it; or acquire by lease or purchase all or substantially all the business or assets of any Entity; or enter into any lease-back arrangement with any Entity.

4.1(d)    Acquire or expend for, by lease, purchase or otherwise, during any fiscal year, fixed assets in excess of $4,500,000.

SECTION 5.          SECURITY

5.1 In order to secure: (1) the full and timely performance of the Borrower's covenants set forth herein and in the Line of Credit Note, the Term Note and the Equipment Line of Credit Note, (2) the repayment of any and all indebtedness of the Borrower to Standard Federal arising pursuant to the Line of Credit Note, the Term Note, the Equipment Line of Credit Note (including any renewals or substitutions thereof), this Agreement and any mortgage, guaranty, security agreement or other document given to secure or relating to the Line of Credit Note, the Term Note, the Equipment Line of Credit Note or this Agreement, and (3) all other indebtedness and liabilities of the Borrower to Standard Federal arising under this Agreement, the Line of Credit Note, the Term Note or the Equipment Line of Credit Note, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising:

5.1(a)    The Borrower hereby grants unto Standard Federal a security interest in the following property and the proceeds thereof: (i) any and all securities or other property received by the Borrower with respect to, on account of or in exchange for any item of Collateral; (ii) all stock and/or liquidating dividends (whether the same be in the form of cash or other property) paid upon, on account of or with respect to any item of Collateral; and (iii) all bank deposits, instruments, negotiable documents, chattel paper and any and all other property of the Borrower of any kind whatsoever which shall at any time be in the possession or under the control of Standard Federal; and

5.1(b)    The Borrower has granted to Standard Federal a security interest of first priority in all personal property of the Borrower as provided in a certain Security Agreement dated September 15, 1994 from the Borrower to Standard Federal, the provisions of which are hereby incorporated herein by reference; and

5.1(c)    The Borrower will cause McClain Industries, Inc. to assign to Standard
Federal as collateral security a life insurance policy on the life of Kenneth
D. McClain in the face amount of $2,000,000.00 (herein, together with the property described in Sections 5.1(a) (i), (ii) and (iii) and 5.1(b) above, referred to as the "Collateral" or "item(s) of Collateral").

5.2 The Borrower shall execute and deliver to Standard Federal any and all documents (including financing statements) as Standard Federal may require to insure the perfection and priority of its liens and security interests in the Collateral and furnish, if Standard Federal so requires, proof of hazard insurance policies, in accordance with Section 3.2(g) above, relating to the Collateral.

SECTION 6.         EVENTS OF DEFAULT

          The occurrence of any of the events enumerated in Sections 6.1 to
6.11 below shall constitute an Event of Default for purposes of this
Agreement:

6.1 FAILURE TO PAY MONIES DUE. If any indebtedness of the Borrower to Standard Federal on the Line of Credit, the Term Loan and the Equipment Line of Credit is not paid when due, regardless of whether such indebtedness has arisen pursuant to the terms of the Line of Credit Note, the Term Note, the Equipment Line of Credit Note, this Agreement or any mortgage, security agreement, guaranty, instrument or other agreement executed in conjunction herewith.

6.2 MISREPRESENTATION. If any warranty or representation made by or for the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note in connection with the loan(s) evidenced thereby, or if any financial data or any other information now or hereafter furnished to Standard Federal by or on behalf of the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note shall prove to be false, inaccurate or misleading in any material respect.

6.3 NONCOMPLIANCE WITH AFFIRMATIVE COVENANTS AND OTHER AGREEMENTS. If the Borrower shall fail to perform any of its obligations and covenants under
Section 3 of this Agreement, or shall fail to comply with any of the other provisions of this Agreement, other than under Section 4 hereof, or the Line of Credit Note, the Term Note, the Equipment Line of Credit Note, or any other agreement with Standard Federal to which it may be a party, other than the payment of principal and interest.

6.4 NONCOMPLIANCE WITH NEGATIVE COVENANTS. If the Borrower shall fail to perform any of its obligations and covenants described in Section 4 of this Agreement.

6.5 BUSINESS SUSPENSION. If the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note shall voluntarily suspend transaction of its business.

6.6 BANKRUPTCY, ETC. If the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note:
(a) makes a general assignment for the benefit of creditors; (b) shall file a voluntary petition in bankruptcy or for a reorganization to effect a plan or other arrangement with creditors; or shall file an answer to a creditor's petition or other petition against Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note for relief in bankruptcy or for a reorganization which answer admits the material allegations thereof; or if any order for relief shall be entered by any court of bankruptcy jurisdiction with respect to the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note, or if bankruptcy, reorganization or liquidation proceedings are instituted against Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note and remain undismissed for 60 days; (c) has entered against it any order by any court approving a plan for the reorganization of the Borrower or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note or any other plan or arrangement with creditors of the Borrower or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note;
(d) shall apply for or permit the appointment of a receiver, trustee or custodian for any substantial portion of the Borrower's and/or any endorser's or guarantor's properties or assets; or (e) becomes unable to meet its debts as they mature or becomes insolvent.

6.7 JUDGMENTS AND WRITS. If there shall be entered against the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note one or more judgments or decrees which are not insured against or satisfied or appealed from and bonded within the time or times limited by applicable rules of procedure for appeal as of right or if a writ of attachment or garnishment against the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note shall be issued and levied in an action claiming $100,000.00 or more and not released, bonded or appealed from within 30 days after the levy thereof.

6.8 MERGER. If the Borrower shall merge or consolidate with another entity.

6.9       CHANGE OF CONTROL OR MANAGEMENT.   If the Borrower or a controlling
portion of its voting stock or a substantial portion of its assets comes under the practical, beneficial or effective control of any person or persons other than those having such control as of the date of execution of the Line of Credit Note, the Term Note and the Equipment Line of Credit Note, whether by reason of merger, consolidation, sale or purchase of stock or assets or otherwise, if any such change of control, in the sole and absolute discretion of Standard Federal, adversely impacts upon the ability of the Borrower to carry on its business as theretofore conducted.

6.10 OTHER DEFAULTS. If the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note shall default in the due payment of any material indebtedness to whomsoever owed, or shall default in the observance or performance of any material term, covenant or condition in any mortgage, security agreement, guaranty, instrument, lease or agreement to which the Borrower and/or any endorser or guarantor of the Line of Credit Note, the Term Note or the Equipment Line of Credit Note is a party.

6.11 REPORTABLE EVENT. If there shall occur any "reportable event", as defined in the Employee Retirement Income Security Act of 1974 and any amendments thereto, which is determined to constitute grounds for termination by the Pension Benefit Guaranty Corporation of any employee pension benefit plan maintained by or on behalf of the Borrower for the benefit of any of its employees or for the appointment by the appropriate United States District Court of a trustee to administer such plan and such reportable event is not corrected and such determination is not revoked within 30 days after notice thereof has been given to the plan administrator or the Borrower; or the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate any such employee benefit pension plan or to appoint a trustee to administer such plan; or the appointment of a trustee by the appropriate United States District Court to administer any such employee benefit pension plan.

SECTION 7.          REMEDIES UPON EVENT OF DEFAULT

7.1 Upon the occurrence of any Event of Default described in Sections 6.2, 6.3 or 6.10 hereof which is not cured or waived in writing by Standard Federal within 15 days after written notice to the Borrower of such default; or upon the occurrence of any Event of Default described in Section 6.1 which continues unremedied for 10 days, or upon the occurrence of any Event of Default described in Sections 6.4, 6.5, 6.6, 6.7, 6.8, 6.9 or 6.11, Standard Federal's commitment to lend hereunder, if any, shall terminate and Standard Federal may, without notice, declare the entire unpaid and outstanding principal balance of the Line of Credit, the Term Loan and the Equipment Line of Credit and all accrued interest to be due and payable in full forthwith, without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower, and thereupon Standard Federal shall have and may exercise any one or more of the rights and remedies provided herein or in the Line of Credit Note, the Term Note or the Equipment Line of Credit Note or in any mortgage, guaranty, security agreement or other document relating hereto or granted secured parties under the Michigan Uniform Commercial Code, including the right to take possession of and dispose of the Collateral, or otherwise provided by applicable law, and to offset against the Line of Credit, the Term Loan and the Equipment Line of Credit any amount owing by Standard Federal to the Borrower.

SECTION 8.               MISCELLANEOUS.

8.1 No default shall be waived by Standard Federal except in writing and a waiver of any default shall not be a waiver of any other default or of the same default on a future occasion. No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise hereof, shall preclude other or further exercise of the rights of the parties to this Agreement.

8.2 No forbearance on the part of Standard Federal in enforcing any of its rights under this Agreement, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by the Borrower hereunder shall constitute a waiver of any of the terms of this Agreement or of any such right.

8.3 This Agreement shall be construed in accordance with the law of the State of Michigan.

8.4 All covenants, agreements, representations and warranties made in connection with this Agreement and any document contemplated hereby shall survive the borrowing hereunder and shall be deemed to have been relied upon by Standard Federal. All statements contained in any certificate or other document delivered to Standard Federal at any time by or on behalf of the Borrower pursuant hereto shall constitute representations and warranties by the Borrower.

8.5 The Borrower agrees that it will pay all costs and expenses incurred by Standard Federal in enforcing Standard Federal's rights under this Agreement and the documents contemplated hereby, including without limitation any and all reasonable fees and disbursements of legal counsel to Standard Federal.

8.6 This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, however, that the Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of Standard Federal.

8.7 If any provision of this Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any or all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses or sections contained in this Agreement, shall not affect the remaining portions of this Agreement, or any part thereof.

SECTION 9.          ADDITIONAL PROVISIONS

9.1 In addition to the terms, covenants and conditions set forth above, the parties hereto hereby agree as follows:

9.1(a)    Borrower shall cause Galion Holding Company, a Michigan corporation, to execute and deliver to Standard Federal an unlimited payment guaranty of the obligations of Borrower under the Line of Credit, the Term Loan and the Equipment Line of Credit in form and substance acceptable to Standard Federal.

     IN WITNESS WHEREOF, the Borrower and Standard Federal have caused this Loan Agreement to be executed as of the day and year first written above.

                                  BORROWER:

                                  MCCLAIN INDUSTRIES, INC., a Michigan
                                        corporation

                                  By:   Carl L. Jaworski
-------------------------            ---------------------------
                                        Carl L. Jaworski

                                        Its:  Secretary
                                            --------------------

                                  38-1867649
                                  ------------------------------
                                  Taxpayer Identification Number

                                  MCCLAIN OF GEORGIA, INC., a Georgia
                                        corporation


                                  By:   Carl L. Jaworski
-------------------------            ---------------------------
                                        Carl L. Jaworski

                                        Its: Secretary
                                            --------------------

                                  58-1738825
                                  ------------------------------
                                  Taxpayer Identification Number

                                  SHELBY STEEL PROCESSING COMPANY, a
                                        Michigan corporation


                                  By:   Carl L. Jaworski
-------------------------            ---------------------------
                                        Carl L. Jaworski

                                        Its:  Secretary
                                            --------------------

                                  38-2205216
                                  ------------------------------
                                  Taxpayer Identification Number





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                                  MCCLAIN TUBE COMPANY d/b/a QUALITY
                                        TUBE, a Michigan corporation

                                  By:   Carl L. Jaworski
-------------------------            ---------------------------
                                        Carl L. Jaworski

                                        Its:  Secretary
                                            --------------------


                                  ------------------------------
                                  Taxpayer Identification Number

                                  MCCLAIN INDUSTRIES OF OHIO, INC., a
                                        Michigan corporation


                                  By:   Carl L. Jaworski
-------------------------             --------------------------
                                        Carl L. Jaworski

                                        Its:  Treasurer
                                            --------------------


                                  ------------------------------
                                  Taxpayer Identification Number


                                  MCCLAIN EPCO, INC., a New York
                                        corporation

                                  By:   Carl L. Jaworski
-------------------------            ---------------------------
                                        Carl L. Jaworski

                                        Its:  Treasurer
                                            --------------------

                                  38-
                                  ------------------------------
                                  Taxpayer Identification Number


                                  STANDARD FEDERAL BANK, a
                                        federal savings bank



                                  By:  David J. Bartlett
                                     ---------------------------
                                       David J. Bartlett

                                        Its:  Vice President
                                            --------------------




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